Exhibit 99.1

NEWS RELEASE

CONTACT: CONMED Corporation Todd W. Garner Chief Financial Officer 727-214-2975 ToddGarner@conmed.com

CONMED Corporation Announces Second Quarter 2022 Financial Results

Largo, Florida, July 27, 2022 – CONMED Corporation (NYSE: CNMD) today announced financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Highlights

•	Sales of $277.2 million increased 8.6% year over year as reported and 9.8% in constant currency. Acquisitions contributed approximately 80 basis points of growth.

•	Domestic revenue increased 3.9% year over year.

•	International revenue increased 14.7% year over year as reported and 17.2% in constant currency.

•	Diluted net loss per share (GAAP) was $5.65 compared to diluted net earnings per share (GAAP) of $0.41 in the second quarter of 2021.

•	Adjusted diluted net earnings per share(1) were $0.76, an increase of 7.0% over the second quarter of 2021.

•	Closed In2Bones transaction on June 13, 2022.

“I’m proud that our team drove strong revenue growth in the second quarter while also refinancing our debt and closing the acquisition of In2Bones,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “We continue navigating the challenges of hospital staffing and inflation while remaining committed to enhancing the company’s long-term growth and profitability profiles.”

2022 Outlook

Due to changes in foreign exchange rates, the Company is lowering its revenue guidance for the full year 2022 and now expects revenue between $1.095 billion and $1.140 billion compared to its prior guidance of between $1.105 billion and $1.150 billion. Based on recent exchange rates, the Company now expects foreign exchange to have a 100 to 150 bps negative impact on full-year 2022 revenue growth.

The Company now expects full-year 2022 adjusted diluted net earnings per share in the range of $3.40 to $3.55, down from the prior range of $3.50 to $3.65 to account for a $0.10 currency headwind.

Supplemental Financial Disclosures

(1)	A reconciliation of reported diluted net loss per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its second quarter 2022 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED’s website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income (Loss)

(in thousands except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$277,190	$255,161	$519,516	$487,837
Cost of sales	125,413	113,737	231,748	217,964

Gross profit	151,777	141,424	287,768	269,873

% of sales	54.8%	55.4%	55.4%	55.3%
Selling & administrative expense	115,826	104,399	218,701	202,739
Research & development expense	11,493	11,318	22,165	21,344

Income from operations	24,458	25,707	46,902	45,790

% of sales	8.8%	10.1%	9.0%	9.4%
Interest expense	5,928	9,420	10,926	19,772
Other expense	112,011	—	112,011	—

Income (loss) before income taxes	(93,481)	16,287	(76,035)	26,018
Provision for income taxes	74,810	2,997	77,281	2,868

Net income (loss)	$(168,291)	$13,290	$(153,316)	$23,150

Basic EPS	$(5.65)	$0.46	$(5.18)	$0.80
Diluted EPS	(5.65)	0.41	(5.18)	0.72

Basic shares	29,775	29,125	29,601	29,052
Diluted shares	29,775	32,464	29,601	31,964

Sales Summary

(in millions, unaudited)

	Three Months Ended June 30,
			% Change
						Domestic	International
	2022	2021	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$120.2	$107.9	11.4%	1.3%	12.7%	-0.8%	18.8%	1.9%	20.7%
General Surgery	157.0	147.3	6.6%	1.1%	7.7%	5.7%	8.6%	3.4%	12.0%

	$277.2	$255.2	8.6%	1.2%	9.8%	3.9%	14.7%	2.5%	17.2%

Single-use Products	$230.3	$208.9	10.2%	1.1%	11.3%	7.8%	13.5%	2.5%	16.0%
Capital Products	46.9	46.3	1.4%	1.3%	2.7%	-16.0%	19.6%	2.5%	22.1%

	$277.2	$255.2	8.6%	1.2%	9.8%	3.9%	14.7%	2.5%	17.2%

Domestic	$149.2	$143.6	3.9%	0.0%	3.9%
International	128.0	111.6	14.7%	2.5%	17.2%

	$277.2	$255.2	8.6%	1.2%	9.8%

	Six Months Ended June 30,
			% Change
						Domestic	International
	2022	2021	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$227.7	$215.0	5.9%	0.7%	6.6%	0.6%	8.9%	1.0%	9.9%
General Surgery	291.8	272.8	7.0%	0.7%	7.7%	6.5%	8.0%	2.2%	10.2%

	$519.5	$487.8	6.5%	0.7%	7.2%	4.8%	8.5%	1.5%	10.0%

Single-use Products	$431.8	$396.3	8.9%	0.7%	9.6%	7.1%	11.4%	1.5%	12.9%
Capital Products	87.7	91.5	-4.1%	0.7%	-3.4%	-7.2%	-1.5%	1.3%	-0.2%

	$519.5	$487.8	6.5%	0.7%	7.2%	4.8%	8.5%	1.5%	10.0%

Domestic	$280.4	$267.5	4.8%	0.0%	4.8%
International	239.1	220.3	8.5%	1.5%	10.0%

	$519.5	$487.8	6.5%	0.7%	7.2%

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income (Loss)	Basic EPS	Adjustments(8)	Diluted EPS
As reported	$151,777	$115,826	$24,458	$5,928	$112,011	$74,810	-80.0%	$(168,291)		$—	$(168,291)

% of sales	54.8%	41.8%	8.8%
EPS									$(5.65)		$(5.65)

Shares									29,775	—	29,775

Acquisition costs(1)	349	(2,600)	2,949	—	—	(1,760)		4,709
Legal matters(2)	—	(775)	775	—	—	(462)		1,237
Convertible notes premium on extinguishment(3)	—	—	—	—	(103,125)	(61,521)		164,646
Change in fair value of convertible notes hedges upon settlement(4)	—	—	—	—	(5,460)	(3,257)		8,717
Loss on early extinguishment of debt(5)	—	—	—	—	(3,426)	(2,044)		5,470

	$152,126	$112,451	$28,182	$5,928	$—	$5,766		$16,488

Adjusted gross profit %	54.9%
Amortization(6)	$1,500	(6,808)	8,308	(1,036)	—	2,291		7,053

As adjusted		$105,643	$36,490	$4,892	$—	$8,057	25.5%	$23,541		$1,263	$24,804

% of sales		38.1%	13.2%
Adjusted Diluted EPS											$0.76

Shares									29,775	3,820	33,595

Convertible notes hedges(7)											(856)

Adjusted Diluted Shares											32,739

	Three Months Ended June 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments(8)	Diluted EPS
As reported	$141,424	$104,399	$25,707	$9,420	$—	$2,997	18.4%	$13,290		$—	$13,290

% of sales	55.4%	40.9%	10.1%
EPS									$0.46		$0.41

Shares									29,125	3,339	32,464

	$141,424	$104,399	$25,707	$9,420	$—	$2,997		$13,290

Adjusted gross profit %	55.4%
Amortization(6)	$1,500	(6,689)	8,189	(3,586)	—	2,886		8,889

As adjusted		$97,710	$33,896	$5,834	$—	$5,883	21.0%	$22,179		$—	$22,179

% of sales		38.3%	13.3%
Adjusted Diluted EPS											$0.71

Shares									29,125	3,339	32,464

Convertible notes hedges(7)											(1,362)

Adjusted Diluted Shares											31,102

(1)	In 2022, the Company incurred inventory step-up adjustments and consulting and legal related costs associated with the acquisition of In2Bones Global, Inc..
(2)	In 2022, the Company incurred costs related to the settlement of litigation.
(3)	In 2022, the Company incurred costs related to the conversion premium on the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.
(4)

In 2022, the Company incurred costs related to the settlement of convertible notes hedge transactions associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(5)

In 2022, the Company incurred costs related to the write-off of deferred financing fees associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes and term loan paydown.

(6)	Includes amortization of intangible assets, deferred financing fees and debt discount.
(7)	Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.
(8)

The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares. Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash. Adjustments in 2022 are applicable on a non-GAAP basis only since GAAP results are in a loss position and therefore exclude dilutive potential shares.

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Six Months Ended June 30, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income (Loss)	Basic EPS	Adjustments(8)	Diluted EPS
As reported	$287,768	$218,701	$46,902	$10,926	$112,011	$77,281	-101.6%	$(153,316)		$—	$(153,316)

% of sales	55.4%	42.1%	9.0%
EPS									$(5.18)		$(5.18)

Shares									29,601	—	29,601

Acquisition costs(1)	349	(2,600)	2,949	—	—	(1,760)		4,709
Legal matters(2)	—	(775)	775	—	—	(462)		1,237
Convertible notes premium on extinguishment(3)	—	—	—	—	(103,125)	(61,521)		164,646
Change in fair value of convertible notes hedges upon settlement(4)	—	—	—	—	(5,460)	(3,257)		8,717
Loss on early extinguishment of debt(5)	—	—	—	—	(3,426)	(2,044)		5,470

	$288,117	$215,326	$50,626	$10,926	$—	$8,237		$31,463

Adjusted gross profit %	55.5%
Amortization(6)	$3,000	(13,370)	16,370	(1,916)	—	4,451		13,835

As adjusted		$201,956	$66,996	$9,010	$—	$12,688	21.9%	$45,298		$2,978	$48,276

% of sales		38.9%	12.9%
Adjusted Diluted EPS											$1.45

Shares									29,601	4,774	34,375

Convertible note hedges(7)											(1,134)

Adjusted Diluted Shares											33,241

	Six Months Ended June 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments(8)	Diluted EPS
As reported	$269,873	$202,739	$45,790	$19,772	$—	$2,868	11.0%	$23,150		$—	$23,150

% of sales	55.3%	41.6%	9.4%
EPS									$0.80		$0.72

Shares									29,052	2,912	31,964

Restructuring and related costs(9)	—	(414)	414	—	—	109		305

	$269,873	$202,325	$46,204	$19,772	$—	$2,977		$23,455

Adjusted gross profit %	55.3%
Amortization(6)	$3,000	(13,527)	16,527	(7,147)	—	5,855		17,819

As adjusted		$188,798	$62,731	$12,625	$—	$8,832	17.6%	$41,274		$—	$41,274

% of sales		38.7%	12.9%
Adjusted Diluted EPS											$1.34

Shares									29,052	2,912	31,964

Convertible note hedges(7)											(1,201)

Adjusted Diluted Shares											30,763

(1)	In 2022, the Company incurred inventory step-up adjustments and consulting and legal related costs associated with the acquisition of In2Bones Global, Inc..
(2)	In 2022, the Company incurred costs related to the settlement of litigation.
(3)	In 2022, the Company incurred costs related to the conversion premium on the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.
(4)

In 2022, the Company incurred costs related to the settlement of convertible notes hedge transactions associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(5)

In 2022, the Company incurred costs related to the write-off of deferred financing fees associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes and term loan paydown.

(6)	Includes amortization of intangible assets, deferred financing fees and debt discount.
(7)	Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.
(8)

The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares. Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash. Adjustments in 2022 are applicable on a non-GAAP basis only since GAAP results are in a loss position and therefore exclude dilutive potential shares.

(9)	In 2021, the Company incurred restructuring costs related to restructuring of our sales force.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$(168,291)	$13,290	$(153,316)	$23,150

Provision for income taxes	74,810	2,997	77,281	2,868
Interest expense	5,928	9,420	10,926	19,772
Depreciation	4,059	3,984	8,090	8,741
Amortization	13,266	13,797	26,065	27,316

EBITDA	$(70,228)	$43,488	$(30,954)	$81,847

Stock based compensation	5,755	4,290	10,218	7,676
Acquisition costs	2,949	—	2,949	—
Legal matters	775	—	775	—
Convertible notes premium on extinguishment	103,125	—	103,125	—
Change in fair value of convertible notes hedges upon settlement	5,460	—	5,460	—
Loss on early extinguishment of debt	3,426	—	3,426	—
Restructuring and related costs	—	—	—	414

Adjusted EBITDA	$51,262	$47,778	$94,999	$89,937

EBITDA Margin
EBITDA	-25.3%	17.0%	-6.0%	16.8%
Adjusted EBITDA	18.5%	18.7%	18.3%	18.4%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and the associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risks posed to the Company’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes, disruption to potential supply chain reliability; any assumptions underlying any of the foregoing as well as the risk factors discussed in the Company’s Annual Report on Form 10-K for the full year ended December 31, 2021. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense (benefit); adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, other expense, income tax expense (benefit), effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.